Capital Management	12 Months Ended
Dec. 31, 2024
Capital Management [Abstract]
Capital Management
36. Capital Management

Risk Management

The capital we manage is the total of equity and debt on our balance sheet. Our capital management objectives are to maintain access to the capital we require to operate and grow our business while minimizing the cost of such capital and providing for returns to our investors.

As defined in our internal policies, we target to maintain, on average, over time, a debt-to-adjusted EBITDA ratio of approximately 2.0x, consistent with an investment grade credit rating. This ratio is expected to vary from its target level from time to time, reflecting commodity price cycles and corporate activity, including the development of major projects. We may also review and amend such policy targets from time to time.

As at December 31, 2024, our debt-to-adjusted EBITDA ratio was 1.9x (2023 – 1.2x). We manage the risk of not meeting our financial targets through the issuance and repayment of debt, our distribution policy, the issuance of equity capital and asset sales, as well as through the ongoing management of operations, investments and capital expenditures.
36. Capital Management (continued)

Loan Covenant

The sustainability-linked revolving facility as described in Note 22(e) requires our total net debt-to-capitalization ratio to not exceed 0.60 to 1.0. Following the sale of the steelmaking coal business in July 2024, cash and cash equivalents increased significantly and as a result, our cash balances were greater than our debt balances at December 31, 2024. Therefore, we do not exceed the required net debt-to-capitalization ratio. This facility does not have an earnings or cash flow-based financial covenant, a credit rating trigger or a general material adverse effect borrowing condition. As at December 31, 2023, our net debt-to-capitalization ratio was 0.20 to 1.0.